MORGAN STANLEY [GRAPHIC OMITTED][GRAPHIC OMITTED]                                                  EXECUTION COPY
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Date:    July 28, 2006
To:      RFMSI Series 2006-S6 Trust, acting through U.S. Bank      From:       Morgan Stanley Capital Services Inc.
         National Association, not in its individual capacity
         but solely as Trustee for the benefit of the RFMSI
         Series 2006-S6 Trust
Attn:    U.S. Bank National Association                            Contact:    New York Derivative Client Services
         EP-MN-WS3D                                                Group
         60 Livingston Avenue
         St. Paul, Minnesota 55107
         Attn:  Structured Finance/RFMSI Series 2006-S6 Trust
Fax:     (651) 495-8090                                            Fax:        (646) 202-9190
Tel:     (651) 495-3880                                            Tel:        (212) 761-2996
With copy to:  Heather Anderson
Fax:     (952) 838-4669
Tel:     (952) 857-6030
Re:      KQBFX, Class A-5

                  The  purpose  of this  letter  agreement  is to  confirm  the  terms and  conditions  of the Swap
Transaction  entered into between the RFMSI Series  2006-S6 Trust,  acting through U.S. Bank National  Association, not in its  individual  capacity  but solely as Trustee  for the  benefit of the RFMSI  Series  2006-S6  Trust (the
"TRUSTEE"),  and Morgan Stanley Capital Services Inc., on the Trade Date specified below (the "TRANSACTION").  This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement below.

                  The  definitions  and  provisions  contained in the 2000 ISDA  Definitions  (as  published by the
International  Swaps and Derivatives  Association,  Inc.) are incorporated into this Confirmation.  In the event of
any  inconsistency   between  those  definitions  and  this  Confirmation,   this  Confirmation  will  govern.  All
capitalized  terms used but not  otherwise  defined in the Agreement  shall have the meanings  given thereto in the series  supplement,  dated as of July 1, 2006 (the "Series  Supplement"),  to the standard terms of the pooling and servicing  agreement dated as of June 1, 2006 (the "Standard Terms") among Residential  Funding Mortgage Securities
I, Inc. as depositor,  Residential Funding Corporation,  as master servicer, and U.S. Bank National Association, as trustee) (the Series Supplement, together with the Standard Terms, the "PSA").

1.       This  Confirmation  evidences  a  complete,  binding  agreement  between you and us as to the terms of the
Transaction to which this Confirmation relates. In addition,  this Confirmation  supplements,  forms a part of, and is subject  to an  agreement  in the form of the ISDA  Master  Agreement  (Multicurrency-Cross  Border),  with such modifications  as are  specified  herein,  as if we had executed an Agreement in such form on the Trade Date of the first such  Transaction  between us (the  "AGREEMENT").  All provisions  contained or  incorporated by reference in the  Agreement  shall  govern  this  Confirmation  except  as  expressly  modified  below.  In  the  event  of  any inconsistency  between the provisions of that Agreement and this  Confirmation,  this Confirmation will prevail for the purpose of this Transaction.

2.       The terms of the particular Transaction to which this Confirmation relates are as follows:

Party A:                                         Morgan Stanley Capital Services Inc.

Party A Credit Support:                          Payments guaranteed by Morgan Stanley

Party B:                                         RFMSI Series  2006-S6  Trust,  acting  through U.S.  Bank National
                                                 Association,   not  in  its  individual  capacity  but  solely  as
                                                 Trustee for the benefit of the RFMSI Series 2006-S6 Trust

Trade Date:                                      July 25, 2006

Notional Amount:                                 With  respect  to any  Calculation  Period,  the lesser of (i) the amount set forth for such  period in  Schedule  A attached  hereto and  (ii) the  Certificate  Principal  Balance  of the  Class  A-5
                                                 Certificates immediately prior to the related Distribution Date.

Effective Date:                                  August 25, 2006

Termination Date:                                November 25, 2010

Fixed Amounts:

     Fixed Amount Payer:                         Party B

     Fixed Amount Payer Payment Date:            July 28, 2006

     Fixed Amount:                               USD $168,000

Floating Amounts:

     Floating Amount:                            To be determined in accordance with the following formula:

                                                 Greater  of  (i)  (Floating  Rate  Option  minus  Strike  Rate)  *
                                                 Notional  Amount *  Floating  Rate Day  Count  Fraction,  and (ii)
                                                 zero.

     Floating Rate Payer:                        Party A

     Strike Rate:                                5.40%

     Floating Rate Payer Payment Dates:          Early Payment - For each  Calculation  Period,  the first Business
                                                 Day prior to each Floating Rate Payer Period End Date.

     Floating Rate Payer Period End Date(s):     The  25th  of  each  month  in  each  year  from  (and  including)
                                                 September 25, 2006 to (and  including) the  Termination  Date with no  adjustment  to  Period  End  Dates.  The  initial  Calculation
                                                 Period will accrue from and including  the  Effective  Date to but excluding  September  25,  2006 and the final  Calculation  Period will accrue from and  including  October 25, 2010 to but excluding the Termination Date.

     Floating Rate Option:                       USD-LIBOR-BBA,  provided,  however,  that  if  the  Floating  Rate determined  from such  Floating  Rate  Option for any  Calculation
                                                 Period is  greater  than  8.90%  per  annum  for such  Calculation
                                                 Period,  then the Floating Rate for such Calculation  Period shall be deemed to be equal to 8.90% per annum.

     Designated Maturity:                        1 Month

     Floating Rate Day Count Fraction:           30/360

     Reset Dates:                                The first day of each Calculation Period.

Compounding:                                     Inapplicable

Business Days:                                   New York

Calculation Agent:                               Party A;  provided,  however,  that if an Event of Default  occurs with  respect  to  Party A,  then  Party  B, at the  direction  of
                                                 Residential  Funding  Corporation,  shall be entitled to appoint a
                                                 financial   institution   which  would   qualify  as  a  Reference
                                                 Market-maker to act as Calculation Agent.
3.       Account Details:

Payments to Party A:                                 Citibank, New York
                                                     ABA No. 021 000 089
                                                     For:  Morgan Stanley Capital Services Inc.
                                                     Account No. 4072 4601

Operations Contact:                                  Operations
                                                     Tel:  212-761-4662
                                                     Fax:  410-534-1431

Payments to Party B:                                 U.S. Bank National Association
                                                     ABA No. 09 1000022
                                                     Account No. 1731-0332-2058
                                                     Reference:  RFMSI Series 2006-S6
                                                     OBI:  Attention:  John Thomas
                                                     Ref Account No. 103858000
4.       Modifications to the Agreement:

                  The parties hereby agree to amend the Agreement referenced in paragraph 1 above as follows:

(A)      TERMINATION PROVISIONS.  For purposes of the Agreement:

(i)      "SPECIFIED ENTITY" means in relation to Party A for the purpose of the Agreement:

                                    Section 5(a)(v):  None;
                                    Section 5(a)(vi):  None;
                                    Section 5(a)(vii):  None;
                                    Section 5(b)(iv):  -None;

                  and in relation to Party B for the purpose of the Agreement:

                                    Section 5(a)(v):  None;
                                    Section 5(a)(vi):  None;
                                    Section 5(a)(vii):  None;
                                    Section 5(b)(iv):  None.

(ii)     "SPECIFIED TRANSACTION" shall be inapplicable to Party A and Party B.
(iii)    The "CREDIT  SUPPORT  DEFAULT"  provisions of Section  5(a)(iii) of the Agreement will be  inapplicable to
         Party B.
(iv)     The  "MISREPRESENTATION"  provisions of Section  5(a)(iv) of the Agreement will be inapplicable to Party A and Party B.
(v)      The  "DEFAULT  UNDER  SPECIFIED  TRANSACTION"  provisions  of  Section  5(a)(v) of the  Agreement  will be inapplicable to Party A and Party B.
(vi)     The "CROSS  DEFAULT"  provisions of Section  5(a)(vi) of the Agreement will be inapplicable to Party A and
         Party B.
(vii)    The "CREDIT EVENT UPON MERGER"  provisions of Section  5(b)(iv) of the Agreement will be  inapplicable  to
         Party A and Party B.
(viii)   The "BANKRUPTCY" provision of Section 5(a)(vii)(2) will not apply to Party B.
(ix)     The  "AUTOMATIC  EARLY  TERMINATION"  provision of Section 6(a) of the Agreement will be  inapplicable  to
         Party A and Party B.
(x)      PAYMENTS ON EARLY TERMINATION.  For the purpose of Section 6(e) of the Agreement:

                           "MARKET QUOTATION" and "SECOND METHOD" will apply for the purpose of Section 6(e) of the Agreement.

                           "TERMINATION CURRENCY" means United States Dollars.
(xi)     ADDITIONAL TERMINATION EVENTS.  The following shall constitute an Additional Termination Event:

         CAP  COUNTERPARTY  DISCLOSURE  EVENT. If Party A neither provides Cap  Counterparty  Financial  Disclosure
         (as defined in paragraph 4(n) hereof) pursuant to the  Indemnification  Agreement (as defined in paragraph
         4(n) hereof) nor assigns this  Agreement in accordance  with  paragraph  4(n) hereof.  For all purposes of this  Agreement,  Party A shall be the sole Affected Party with respect to the occurrence of a Termination
         Event described in this paragraph 4(a)(xi);  provided,  however, that, notwithstanding Section 6(b)(iv) of the  Agreement,  either  Party A or  Party  B may  designate  an  Early  Termination  Date  following  the occurrence of the Termination Event described in this paragraph 4(a)(xi).

(B)      FULLY-PAID  TRANSACTIONS.  Notwithstanding  the terms of Sections 5 and 6 of the  Agreement if Party B has satisfied in full all of its payment  obligations  under Section  2(a)(i) of the Agreement,  then unless Party A is required  pursuant to appropriate  proceedings to return to Party B or otherwise  returns to Party B upon demand of
Party B any portion of such  payment,  (a) the  occurrence  of an event  described in Section 5(a) of the Agreement with  respect to Party B shall not  constitute  an Event of Default or  Potential  Event of Default with respect to
Party B as the  Defaulting  Party  and (b)  Party A shall be  entitled  to  designate  an Early  Termination  Event pursuant  to  Section 6 of the  Agreement  only as a result  of a  Termination  Event  set forth in either  Section
5(b)(i) or Section  5(b)(ii) of the Agreement  with respect to Party A as the Affected  Party or Section  5(b)(iii)
of the  Agreement  with respect to Party A as the Burdened  Party.  For purposes of the  Transaction  to which this
Confirmation  relates,  Party B's only obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount
on the Fixed Rate Payer Payment Date.

(C)      PARTY A AND PARTY B PAYER TAX  REPRESENTATIONS.  For the  purpose  of  Section  3(e),  each of Party A and
Party B makes the following representation:

                           It is not  required by any  applicable  law, as modified by the practice of any relevant governmental  revenue authority,  of any Relevant  Jurisdiction to make any deduction or withholding  for or on account of any Tax from any payment  (other than  interest  under
                           Section  2(e),  6(d)(ii)  or  6(e))  to be  made  by it to the  other  party  under  the
                           Agreement.  In  making  this  representation,  it may  rely on (i) the  accuracy  of any representation  made by the other party pursuant to Section 3(f); (ii) the  satisfaction of the  agreement of the other party  contained in Section  4(a)(i) or 4(a)(iii) and the accuracy  and  effectiveness  of any  document  provided by the other party  pursuant to
                           Section 4(a)(i) or 4(a)(iii);  and (iii) the  satisfaction of the agreement of the other party  contained  in  Section  4(d),  provided  that it shall  not be a  breach  of this representation  where  reliance  is placed on clause  (ii) and the other  party does not deliver a form or document  under Section  4(a)(iii) by reason of material  prejudice to its legal or commercial position.

(D)      PAYEE TAX REPRESENTATIONS.

(i)      For the purpose of Section 3(f), Party A makes the following representation:

                           It is a  corporation  duly  organized  and  incorporated  under the laws of the State of
                           Delaware and is not a foreign corporation for United States tax purposes.

(ii)     For the purpose of Section 3(f), Party B makes the following representation:

                           It is a "United  States  person" as such term is defined in Section  7701(a)(30)  of the
                           Internal Revenue Code of 1986, as amended.

(E)      GOVERNING LAW;  JURISDICTION.  The Agreement,  each Credit Support Document and each  Confirmation will be governed by and  construed in  accordance  with the laws of the State of New York,  without  reference to choice of law  doctrine.  Section  13(b) is amended by: (1)  deleting  "non-"  from the second  line of clause  (i);  and (2)
deleting the final paragraph.

(F)      WAIVER OF JURY TRIAL.  Each party waives,  to the fullest  extent  permitted by applicable  law, any right it may have to a trial by jury in  respect of any  Proceedings  relating  to the  Agreement  or any Credit  Support
Document.

(G)      "AFFILIATE"  will have the meaning  specified  in Section  14,  except that it shall not apply to Party B, and, in relation to Party A, shall exclude Morgan Stanley Derivative Products Inc.

(H)      ADDITIONAL  REPRESENTATIONS.  Section 3 is hereby  amended  by adding  at the end  thereof  the  following
Subparagraphs:

(i)      It is an "eligible  contract  participant"  within the meaning of Section 1a(12) of the Commodity Exchange
         Act (7 U.S.C. 1a), as amended by the Commodity Futures Modernization Act of 2000.
(ii)     It has entered into the Agreement  (including each Transaction  evidenced thereby) in conjunction with its line of business (including financial intermediation services) or the financing of its business.
(iii)    It is entering into the Agreement,  any Credit Support  Document to which it is a party,  each Transaction and any other  documentation  relating to the Agreement or any  Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).
(iv)     ERISA  REPRESENTATION.  Party B represents  and warrants at all times  hereunder  that either (A)(x) it is not a pension  plan or  employee  benefit  plan,  and (y) (1) that it is not  acting on behalf of any such plan or using assets of any such plan or assets  deemed to be assets of any such plan in  connection  with any  Transaction  under this  Agreement or (2) any pension plan or employee  benefits  plan subject to the
         Employee  Retirement  Income Security Act of 1974, as amended  ("ERISA"),  or Section 4975 of the Internal
         Revenue Code of 1986, as amended (the  "CODE"),  or (B) any person who is acting on behalf of such a plan, who purchases a certificate  issued by the Trust while this Agreement is in existence (i) shall  represent or shall be deemed to represent (x) that it is an  "accredited  investor" or (y) that the purchase of such certificate  is in  reliance  on an  exemption  that is  equivalent  to (and  provides  at  least  as much exemptive  relief as) Prohibited  Transaction  Class  Exemption  95-60 or (ii) shall provide an opinion of counsel  which states that such  purchase is  permissible  under  applicable  law and will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code.

(I)      RELATIONSHIP  BETWEEN  PARTIES.  Each party will be deemed to  represent to the other party on the date on which it enters into a Transaction  that (absent a written  agreement  between the parties that  expressly  imposes affirmative obligations to the contrary for that Transaction):

(i)      NON-RELIANCE.  Each of Party A and  Party B is  acting  for its own  account.  Each of Party A and Party B has made its own independent  decisions to enter into that  Transaction and as to whether that Transaction is  appropriate  or proper for it based upon its own judgment and upon advice from such advisers as it has deemed  necessary.  Neither Party A nor Party B is relying on any  communication  (written or oral) of the other  party as  investment  advice  or as a  recommendation  to enter  into  that  Transaction;  it being understood that  information and explanations  related to the terms and conditions of a Transaction  shall
         not  be  considered   investment  advice  or  a  recommendation   to  enter  into  that  Transaction.   No
         communication  (written  or oral)  received  from the other party  shall be deemed to be an  assurance  or guarantee as to the expected results of that Transaction.  Notwithstanding  the foregoing,  in the case of the Trustee, it has entered into this Agreement pursuant to direction received by it pursuant to the PSA.
(ii)     ASSESSMENT  AND  UNDERSTANDING.  It is capable of assessing  the merits of and  understanding  (on its own behalf or through independent  professional  advice), and understands and accepts,  the terms,  conditions and  risks  of  that  Transaction.  It is also  capable  of  assuming,  and  assumes,  the  risks  of that
         Transaction,  and in the  case of the  Trustee,  it has  been  directed  by the  PSA to  enter  into  that
         Transaction.
(iii)    STATUS OF  PARTIES.  Party A is not  acting as a  fiduciary  for or an  adviser  to it in  respect of that
         Transaction.

(J)      ADDRESSES FOR NOTICES.  For the purpose of Section 12(a):

                           (i)      Address for notices or communications to Party A:

                                    Morgan Stanley Capital Services Inc.
                                    1585 Broadway, 10th Floor
                                    New York, New York 10036
                                    Attention:  Chief Legal Officer
                                    Facsimile No.:  410-534-1431

                           (ii)     Address for notices or communications to Party B:

                                    U.S. Bank National Association
                                    60 Livingston Avenue
                                    EP-MN-WS3D
                                    St. Paul, Minnesota 55107
                                    Attn:  Structured Finance/RFMSI Series 2006-S6
                                    with a copy to:  Residential Funding Corporation
                                    8400 Normandale Lake Boulevard
                                    Suite 250, Minneapolis, Minnesota 55437
                                    Attention:  Heather Anderson

(K)      SET-OFF.  Notwithstanding  any provision of the Agreement or any other existing or future agreement,  each party  irrevocably  waives any and all rights it may have to set off, net, recoup or otherwise  withhold or suspend or  condition  payment or  performance  of any  obligation  between it and the other  party  hereunder  against any obligation  between it and the other  party under any other  agreements.  The  provisions  for Set-Off set forth in
Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

(L)      LIMITATION  ON  LIABILITY.  Party A and Party B agree to the  following:  (a) the sole recourse in respect of the  obligations  of Party B  hereunder  shall be to the Trust  Fund,  (b) U.S.  Bank  National  Association  is
entering  into the  Agreement  solely in its  capacity  as trustee  on behalf of Party B and not in its  individual capacity in the exercise of the powers and  authority  conferred  and vested in it under the PSA and (c) in no case shall U.S.  Bank  National  Association  (or any person  acting as successor  trustee  under the PSA) be personally liable for or on account of any of the statements,  representations,  warranties,  covenants or obligations  stated
to be those of Party B under the terms of the Agreement,  all such  liability,  if any, being  expressly  waived by
Party A and any person claiming by, through or under Party A.

(M)      NOTICES.  Section  12(a) is  amended  by adding in the third  line  thereof  after the  phrase  "messaging system" and before the ")" the words, "; provided,  however, any such notice or other communication may be given by facsimile  transmission if telex is unavailable,  no telex number is supplied to the party providing  notice, or if answer back confirmation is not received from the party to whom the telex is sent."

(N)      REGULATION  AB.  Reference  is  hereby  made  to  the  Indemnification   Agreement  (the  "INDEMNIFICATION
Agreement") dated as of July 28, 2006, among Residential  Funding Mortgage  Securities I, Inc.  Residential Funding
Corporation and Party A. In accordance with the  Indemnification  Agreement,  Party A may, in lieu of providing Cap
Counterparty  Financial  Disclosure  (as  defined  below),  within  10  Business  Days  after  a  request  for  Cap
Counterparty  Financial  Disclosure pursuant to the terms of the Indemnification  Agreement,  assign this Agreement at its own cost to another entity that has agreed to provide Cap  Counterparty  Financial  Disclosure  with respect to itself;  provided,  that the failure of Party A to so assign will not  constitute an Event of Default under this
Agreement.  If Party A neither  provides Cap  Counterparty  Financial  Disclosure  pursuant to the  Indemnification
Agreement nor assigns this  Agreement  pursuant to the preceding  sentence,  an Additional  Termination  Event will occur as provided in paragraph 4(a)(xi) herein.

         "CAP COUNTERPARTY FINANCIAL DISCLOSURE" has the meaning given thereto in the Indemnification Agreement.

(O)      AGREEMENT  TO DELIVER  DOCUMENTS.  For the purpose of Section  4(a)(i),  each party  agrees to deliver the following documents, as applicable:

                           Tax forms, documents, or certificates to be delivered are:

                           Party A agrees to complete, execute, and deliver to Party B, a correct, complete and executed U.S. Internal Revenue Service Form W-9 (or any successor thereto):  (i)
                           promptly after execution and delivery of the Agreement, (ii) promptly upon reasonable demand by Party B, (iii) promptly upon learning that such form or document is required, and (iv) upon learning that any such form previously provided by Party A has become obsolete or incorrect.

                           Party B agrees to complete, execute, and deliver to Party A, a correct, complete and executed U.S. Internal Revenue Service Form W-9 (or any successor thereto) that eliminates U.S. federal backup withholding tax on payments under the Agreement, and any other document reasonably requested by Party A to allow Party A to make payments under the Agreement without any deduction or withholding for or on the account of any
                           Tax or with such deduction or withholding at a reduced rate (i) promptly after execution and delivery of the Agreement, (ii) promptly upon reasonable demand by Party
                           A, (iii) promptly upon learning that such form or document is required, and (iv) upon learning that any such form previously provided by Party B has become obsolete or incorrect.

(P)      OBLIGATIONS.  Section 2 is amended by adding the following to the end thereof:

                           "(f) Party B shall deliver or cause to be delivered to Party A a correct, complete and executed U.S. Internal Revenue Service Form W-9 (or any successor thereto) that eliminates U.S. federal backup withholding tax on payments under the Agreement as soon as is practicable after the Effective Date."

(Q)      NON-PETITION. Party A agrees that it will not, prior to at least one year and one day (or if longer, the applicable preference period then in effect) following the payment in full of all the Class A-5 Certificates issued pursuant to the PSA and the expiration of all applicable preference periods under the laws of the United
States or any other jurisdiction, if longer, relating to any such payment, acquiesce, petition or otherwise invoke or cause Party B to invoke the process of any governmental authority for the purpose of commencing or sustaining a case (whether voluntary or involuntary) against Party B under any bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of
Party B or any substantial part of its property or ordering the winding-up or liquidation of the affairs of Party
B; provided, that this provision shall not restrict or prohibit Party A from joining any other person, including, without limitation the Trustee or the Master Servicer, in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings already commenced or other analogous proceedings already commenced under applicable laws.

Please confirm that the foregoing  correctly  sets forth the terms of our agreement by executing this  Confirmation and returning it to us.

Best Regards,

MORGAN STANLEY CAPITAL SERVICES INC.

By:  .....................................................
     Name:
     Title:

RFMSI SERIES 2006-S6 TRUST
     By:  U.S. Bank National Association, not in its individual capacity but solely as trustee for the benefit of the the RFMSI Series 2006-S6 Trust

By:  .....................................................
     Name:
     Title:

                                                    SCHEDULE A

                  ------------------------------------------------- --------------------------
                                 CALCULATION PERIOD                 NOTIONAL AMOUNT ($)
                  ------------------------------------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  (FROM AND INCLUDING)        (TO BUT EXCLUDING)
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  Effective Date              9/25/2006                         24,905,481.22
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  9/25/2006                   10/25/2006                        24,749,328.44
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  10/25/2006                  11/25/2006                        24,531,999.61
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  11/25/2006                  12/25/2006                        24,254,053.25
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  12/25/2006                  1/25/2007                         23,916,178.05
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  1/25/2007                   2/25/2007                         23,519,192.36
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  2/25/2007                   3/25/2007                         23,064,043.15
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  3/25/2007                   4/25/2007                         22,551,804.55
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  4/25/2007                   5/25/2007                         21,983,675.96
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  5/25/2007                   6/25/2007                         21,360,979.61
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  6/25/2007                   7/25/2007                         20,685,157.78
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  7/25/2007                   8/25/2007                         19,957,769.44
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  8/25/2007                   9/25/2007                         19,243,088.18
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  9/25/2007                   10/25/2007                        18,540,959.23
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  10/25/2007                  11/25/2007                        17,851,229.71
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  11/25/2007                  12/25/2007                        17,173,748.57
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  12/25/2007                  1/25/2008                         16,508,366.61
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  1/25/2008                   2/25/2008                         15,854,936.42
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  2/25/2008                   3/25/2008                         15,213,312.40
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  3/25/2008                   4/25/2008                         14,583,350.70
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  4/25/2008                   5/25/2008                         13,964,909.22
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  5/25/2008                   6/25/2008                         13,357,847.56
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  6/25/2008                   7/25/2008                         12,762,027.07
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  7/25/2008                   8/25/2008                         12,177,310.73
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  8/25/2008                   9/25/2008                         11,603,563.21
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  9/25/2008                   10/25/2008                        11,040,650.82
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  10/25/2008                  11/25/2008                        10,488,441.48
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  11/25/2008                  12/25/2008                         9,946,804.73
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  12/25/2008                  1/25/2009                          9,415,611.67
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  1/25/2009                   2/25/2009                          8,894,734.98
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  2/25/2009                   3/25/2009                          8,384,048.87
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  3/25/2009                   4/25/2009                          7,883,429.10
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  4/25/2009                   5/25/2009                          7,392,752.91
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  5/25/2009                   6/25/2009                          6,911,899.04
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  6/25/2009                   7/25/2009                          6,440,747.72
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  7/25/2009                   8/25/2009                          5,979,180.60
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  8/25/2009                   9/25/2009                          5,527,080.78
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  9/25/2009                   10/25/2009                         5,084,332.79
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  10/25/2009                  11/25/2009                         4,650,822.55
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  11/25/2009                  12/25/2009                         4,226,437.37
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  12/25/2009                  1/25/2010                          3,811,065.92
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  1/25/2010                   2/25/2010                          3,404,598.23
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  2/25/2010                   3/25/2010                          3,006,925.66
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  3/25/2010                   4/25/2010                          2,617,940.89
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  4/25/2010                   5/25/2010                          2,237,537.90
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  5/25/2010                   6/25/2010                          1,865,611.97
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  6/25/2010                   7/25/2010                          1,502,059.63
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  7/25/2010                   8/25/2010                          1,146,778.70
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  8/25/2010                   9/25/2010                            799,668.19
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  9/25/2010                   10/25/2010                           460,628.40
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  10/25/2010                  Termination Date                     129,560.78
                  --------------------------- --------------------- --------------------------